                                                                    EXHIBIT 23.2




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 8-K into the Company's previously filed Registration Statement File No. 333-08207.



                                        /s/  ARTHUR ANDERSEN LLP



Washington, D.C.,
  October 9, 1996